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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): October 9, 2003

                                    DVI, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


         DELAWARE                  001-11077                   22-2722773
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     (State or Other        (Commission File Number)         (IRS Employer
Jurisdiction of Formation)                                Identification Number)

                       2500 YORK ROAD, JAMISON, PA 18929


       Registrant's Telephone Number, Including Area Code: (215) 488-5000


                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  Other Events and Required FD Disclosure

On October 9, 2003, DVI, Inc. ("DVI") announced that the auction of assets scheduled for October 8, 2003 was conducted and completed. The Company said that while a number of bids were received, it has determined that the recovery for creditors may best be achieved by working with its DIP lenders and other constituents to maximize value through other means, all of which are being examined.

DVI also stated that it is highly unlikely that DVI's equity holders will receive any recovery or that its unsecured creditors will receive full recovery.

Copies of all pleadings and documents filed from time to time in proceedings before the Bankruptcy Court will be available at the Bankruptcy Court's internet website: www.deb.uscourts.gov. The Company is not incorporating such documents or pleadings by reference into any of its Securities and Exchange Act filings, and none of such documents and pleadings are to be considered "filed" by the Company with the SEC.

For additional information, reference is made to the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Exhibits

                  99.1     -        Press Release dated October 9, 2003



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DVI, INC.

                                          By:  /s/ John P. Boyle
                                               --------------------
                                               John P. Boyle
                                               Secretary

Dated: October 9, 2003